                                      FIFTH AMENDMENT TO LEASE

         This  Fifth  Amendment  to Lease  made as of this  19th day of May,  2000,  by and  between
Connecticut  General Life Insurance  Company on behalf of its Separate  Account R  ("Landlord")  and
Excelon, Inc., a Delaware Corporation ("Tenant")

                                         W I T N E S S E T H

         WHEREAS,  25 Mall Road Trust  ("Original  landlord")  and Object  Design,  Inc.  ("Object")
entered into a lease dated September 15, 1993 (the "Original Lease") for space in the building known as 25 Burlington Mall Road, Burlington, Massachusetts (the "Building");

         WHEREAS,  Original  Landlord and Object entered into a First  Amendment to Lease dated June
28, 1994 and a Second  Amendment to Lease dated March 1, 1996,  amending  the Original  Lease (as so amended, the "Amended Lease");

         WHEREAS, Landlord succeeded to Original Landlord's interest under the Lease;

         WHEREAS, Landlord and Object entered into a Third Amendment to Lease dated December 1, 1997 and a Fourth Amendment to Lease dated April 30, 1999, amending the Amended Lease (as so amended, the
"Lease");

         WHEREAS, Object changed its name to Excelon, Inc. effective January 31, 2000;

         WHEREAS,   Tenant  wishes  to  expand  the  Premises  into  additional   space   containing
approximately 4,972 square feet and rentable floor area on the first (1st) floor of the Building.

         WHEREAS,  landlord and Tenant wish to amend the Lease to expand the Premises and  otherwise amend the Lease as set forth herein.

         NOW, THEREFORE,  for good and valuable consideration , the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

         1. All  capitalized  items  used  herein and not  defined  herein  shall have the  meanings ascribed to them in the Lease.

         2. Effective on the earlier of July 1, 2000 or the date on which Tenant occupies the Fourth
Expansion  Premises (as defined below) for the conduct of its business,  Section 1.1 of the Lease is hereby  amended by deleting the data which  corresponds to the subject set forth below and replacing it with the data set forth below which follows each such subject:

               RENTABLE FLOOR AREA OF TENANT'S  SPACE;  44,770 square feet (r.s.f.) on the firth (5th) floor of the  Building and 19,540  square feet  (r.s.f.) on the first  (1st)  floor of the  Building  for a total  of  64,310  square  feet
               (r.s.f.),  which amount  includes  4,972 square feet (r.s.f.) in the Fourth
               Expansion  Premises  (as  defined  in the Firth  Amendment  to Lease)  (the
               "Rentable Floor Area of the Fourth Expansion Premises)"

                                                 1

"ANNUAL BASE RENT:

         (a)      With respect to the Original premises (as defined in the Third Amendment to Lease);

                  (i)      $13.75 (p.r.s.f.) until November 30, 2001;

                  (ii)     $17.50(p.r.s.f.) from and after December 1, 2001;

         (b)      $19.50 (p.r.s.f.) with respect to the Expansion  Premises (as defined in the Third
                  Amendment to Lease);

         (c)      $17.00 (p.r.s.f.) with respect to the Additional Expansion Premises (as defined in the Third Amendment to Lease);

         (d)      $25.50 (p.r.s.f.) with respect to the Third Expansion  Premises (as defined in the
                  Fourth Amendment to Lease); and

         (e)      $27.00 (p.r.s.f.) with respect to the fourth Expansion Premises (as defined in the
                  Fifth Amendment to Lease)

"ANNUAL ESTIMATED ELECTRICAL COST TO TENANT'S SPACE (included in Annual Rent); $64,310; $1.00 (p.r.s.f.)"

"ANNUAL RENT:

         (a)      With respect to the Original Premises:

                  (i)      until November 30, 2001, $750,244.00';

                  (ii)     from and after December 1, 2001; $878,126.50;

         (b)      $407,407.50 with respect to the Expansion Premises;

         (c)      $151,268.00 with respect to the Additional Expansion Premises;

         (d)      $135,759.50 with respect to the Third Expension Premises, and

         (e)      $139,216.00 with respect to the Fourth Expansion Premises."

"ANNUAL RENT:

         (a)      With respect to the Original Premises:

                  (i)      until November 30, 2001, $13.75 Annual Base Rent (p.r.s.f.0+
                           $7.25 Annual Estimated Operating Costs (p.r.s.f.) +$1.00 Annual
                           Estimated Electrical Cost to Tenant's Space (p.r.s.f.)=$22.00
                           Total Rate (p.r.s.f.) X 34,102 rentalb esquare feet - $750,244.00; and

                                                 2

                  (ii)     from and after December 1, 2001, $17.50 Annual Base Rent
                           (p.r.s.f.)+ $7.25 Annual Estimated Operating Costs (p.r.s.f.)+
                           $1.00 Annual Estimated Electrical Cost to Tenant's Space (p.r.s.f.)
                           = $25.75 Total Rate (p.r.s.f.) X 34,102 rentable square feet =
                           $878,126.50;

         (b)      With respect to the Expansion Premises $19.50 Annual Base Rent
                  (p.r.s.f.) + $8.00 Annual Estimated Operating Costs (p.r.s.f.) + $1.00
                  Annual Estimated Electrical Cost to Tenant's Space (p.r.s.f.) = $28.50
                  Total Rate (p.r.s.f.) X 14,295 rentable square feet = $407,407.50;

         (c)      With respect to the Additional Expansion Premises $17.00 Annual Base
                  Rent (p.r.s.f.) + $8.00 Annual Estimated Operating Costs (p.r.s.f.) + $1.00
                  Annual Estimated Electrical Cost to Tenant's Space (p.r.s.f.) = $26.00
                  Total Rate (p.r.s.f.) X  5,818 rentable square feet = $151,268.00;

         (d)       With respect to the Third Expansion Premises $25.50 Annual Base Rent
                  (p.r.s.f.) + $1.00 Annual Estimated Electrical Cost to Tenan's Space
                  (p.r.s.f.) = $26.00 total Rate (p.r.s.f.) x 5,123 rentable square feet =
                  $135,759.50, and

         (e)      With respect to the Fourth Expansion Premises; $27.00 Annual Base Rent
                  (p.r.s.f.) + $1.00 Annual Estimated Electrical Cost to Tenant's Space
                  (p.r.s.f.) = $28.00 Total Rate (p.r.s.f.) X 4,972 rentable square feet =
                  $139,216.00"

         3. Section 1.2 of the Lease is hereby amended by inserting  "Exhibit  A-5-Plan  showing the fourth  Expansion  Premises:  after  "Exhibit  A-4-Plan  showing the Third  Expansion  Premises" and attaching Exhibit A-5 attached hereto to the Lease after Exhibit A-4.

         4. Tenant  acknowledges  that Tenant has had an opportunity to inspect the fourth Expansion
Premises  shown on Exhibit A-5  attached  hereto  (this  "Fourth  Expansion  Premises").  The Fourth
Expansion Premises, shall be delivered to Tenant by Landlord and accepted by Tenant from Landlord As
Is;  Where is with all  faults and  without  representation,  warranty  or  guaranty  of any kind by
Landlord to Tenant.

         5.  Notwithstanding  the provisions of Section 4.2 of the Lease; with respect to the Fourth
Expansion  Premises  only,  "Operating  Costs  Escalation"  as defined in said  Section 4.2 shall be determined  by  substituting  the sum of (a) the actual  Operating  Costs  incurred  by  Landlord in calendar year 2000,  other than real estate taxes, and (b) real estate taxes incurred by Landlord in the fiscal year ending June 30, 2000 (the "Fourth Expansion Premises Base") for the Annual Estimated
Operating  Costs.  In connection  therewith,  with respect to the Fourth  Expansion  Premises  only, references to "Annual  Estimated  Operating Costs" shall be deemed to refer to the "Fourth Expansion
Premises  Base" with  respect to the  Fourth  Expansion  Premises  and the  "Rentable  Floor Area of
Tenant's  Space"  shall be deemed  to refer to the  "Rentable  Floor  Area of the  Fourth  Expansion
Premises".

                                                 3

6. Tenant and Landlord  represent and warrant that each has dealt with no broker in connection  with this transaction other than Meredith & Grew, Inc. and Spaulding and Slye and Tenant and Landlord
agree to defend,  indemnify and hold the other harmless from and against any and all costs,  expense or liability for any compensation, commissions, or charges claimed by a broker agent with which such party has had any dealings  other than Meredith &  Grew,  Inc. and Spaulding and Slye (for which
Landlord shall be responsible) with respect to this Fifth Amendment to Lease.

         7. It is understood  that Landlord is subject to the provisions of the Employee  Retirement
Income  Security Act of 1974,  as amended and in effect from time to time  ("ERISA") and as a result may be prohibited by law from engaging in certain  transactions.  Tenant  represents and warrants to the best of its knowledge after the inquiry that neither Tenant nor its  "affiliates" (as defined in
Part V (c) of  Prohibited  Transaction  Exemption  84-14,  issued March 12, 1984) has, or within the immediately  preceding  one  year  has  exercised  the  authority  to  appoint  or  terminate  CIGNA
Investments,  Inc. or its  affiliates  as an asset  manager  with  respect to the assets of any plan identified on Exhibit B attached hereto.

         8 .Except as amended hereby, the Lease shall remain unmodified and in full force and effect and is hereby ratified and confirmed.

         EXECUTED as a sealed instrument on the date and year first written above:

                                                     LANDLORD

                                                     CONNECTICUT GENERAL LIFE INSURANCE
                                                     COMPANY,  on behalf of its Separate Account R

                                                     By:     CIGNA Investments, Inc.

                                                             By:
                                                                ------------------------------------
                                                                      Name:  John G. Eisele
                                                                      Title:    Managing Director

                                                     TENANT:

                                                     EXCELON, INC.

                                                     By:
                                                        --------------------------------------------
                                                             Name     Robert Goldman
                                                             Title    Chief Executive Officer

                                                 4

                                             EXHIBIT A-5

                           Plan Showing the Additional Expansion Premises

                                              EXHIBIT B

                                   ERISA Parties in Interest List
                                         Separate Account R

1.       Treasurer of the Sate of North Carolina

2.       The United Nations joint Staff Pension Fund

3.       Maryland State Retirement System

4.       International Monetary Fund as Trustee of the Staff Retirement Plan

5.       The School Employees Retirement Board of Ohio

6.       Public School Teachers Pension & Retirement Fund of Chicago

PLEASE BE ADVISED  THAT THE  PRECEDING  IS A LIST OF  RETIREMENT  PLANS WHICH MAY HAVE AN INTERST IN
SEPARATE ACCOUNT R AS OF THE DATE HEREOF IN EXCESS OF FOUR PERCENT (4%) . THIS EXHIBIT IS SUBJECT TO
CHANGE AS HOLDERS OF INTERESTS ARE EITHER ADDED OR SUBTRACTED OR THE PERCENTAGE INTEREST HELD BY ANY
PLAN CHANGES.

                                                     As of January 21, 2000